         SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 8, 2004

         TII NETWORK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

     DELAWARE
(State of Incorporation)

                                                     1-8048                                                      66-0328885
                                                             (Commission File No.)                                          (IRS Employer Identification No.)

          1385 Akron Street, Copiague, New York       11726
                 (Address of Principal Executive Offices)                     (Zip Code)

                                     (631) 789-5000
           (Registrant's telephone number, including area code)

                                    Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

        The following information, including Exhibit 99.1 and the information therefrom incorporated herein by reference, is being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02                Results of Operations and Financial Condition.

        On November 8, 2004, the Company issued a press release announcing its results of operations for the Company’s first fiscal quarter ended September 24,2004. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

    (a)        Financial Statements of Businesses Acquired: None

    (b)        Pro Forma Financial Information: None

     (c)        Exhibits:

        99.1 The Company’s press release dated November 8, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                                    TII NETWORK TECHNOLOGIES, INC

Date: November 9, 2004	By: /s/ Kenneth A. Paladino Kenneth A. Paladino, Vice President-Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                Description
99.1                      The Company's Press Release dated November 8, 2004.